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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549
                             _________________________

                                      FORM 8-K


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): March 12, 1999


                             SANTA FE GAMING CORPORATION
                 (Exact Name of Registrant as Specified in Charter)


          NEVADA                        1-9481                 88-0304348
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


              4949 NORTH RANCHO DRIVE
                 LAS VEGAS, NEVADA                                 89130
      (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code:   (702) 658-4300


                                        NONE
           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     On March 12, 1999, Santa Fe Gaming Corporation, a Nevada corporation (the "Company"), issued a press release announcing that the 1999 Annual Meeting of Stockholders will be held at 10:00 a.m. on Friday, April 30, 1999.

     A copy of the press release dated March 12, 1999 issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

 EXHIBIT NO.           DESCRIPTION
 -----------           -----------
 99.1                  Press Release of Santa Fe Gaming Corporation dated
                       March 12, 1999.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANTA FE GAMING CORPORATION



Date: March 2, 1999           By:  /s/ Thomas K. Land
                                   -------------------------
                                   Thomas K. Land
                                   Senior Vice President and
                                   Chief Financial Officer


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